                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_]Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              US SEARCH.com Inc.
               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    6. Amount Previously Paid:

    7. Form, Schedule or Registration Statement No.:

    8. Filing Party:

    9. Date Filed:

                              US SEARCH.COM INC.
                             5401 Beethoven Street
                             Los Angeles, CA 90066

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 31, 2000

                               ----------------

TO THE STOCKHOLDERS OF US SEARCH.COM INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of US Search.com Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 31, 2000 at 10:00 a.m. local time at the Marriot Marina Beach, 4100 Admiralty Way, Marina Del Rey, CA 90292, for the following purposes:

    1. To elect two directors to hold office until the 2003 Annual Meeting of Stockholders.

    2. To approve the amendment to the Company's Amended and Restated 1998 Stock Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,900,000 shares.

    3. To ratify the selection of PricewaterhouseCoopers, LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ Karol Pollock
                                        Karol Pollock
                                        Secretary

Los Angeles, California
April 28, 2000


    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              US SEARCH.COM INC.
                             5401 Beethoven Street
                             Los Angeles, CA 90066

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                                 May 31, 2000

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of US Search.com Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 31, 2000, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Marriot Marina Beach, 4100 Admiralty Way, Marina Del Rey, CA 90292. The Company intends to mail this proxy statement and accompanying proxy card on or about April 28, 2000, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

   Only holders of record of Common Stock at the close of business on April 14, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 14, 2000 the Company had outstanding and entitled to vote 17,937,744 shares of Common Stock.

   Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

   All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Voting Via the Internet

   You may vote your shares via the Internet at the following Web site: http://www.eproxy.com/srch/.

 For Shares Registered in the Name of a Broker or Bank

   A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that also offer Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares via the Internet at ADP Investor Communication Services' voting Web site (www.proxyvote.com).

 General Information for All Shares Voted Via the Internet

   Votes submitted via the Internet must be received by 12:00 p.m., Pacific Daylight Time on May 26, 2000. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

   The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Revocability of Proxies

   Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 5401 Beethoven Street, Los Angeles, CA 90066, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

   The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 31, 2000. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

   The Board of Directors is presently composed of six members and one vacancy. There are two directors in the class whose term of office expires in 2000. One of the two nominees for election to this class, Mr. Nicholas Rockefeller, is currently a director of the Company who was previously elected by the stockholders, and the other nominee for election to this class, Mr. Harry Chandler, is currently a director of the Company who was previously elected by the Board to fill a vacancy. If elected at the Annual Meeting, each of the nominees would serve until the 2003 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

   Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2003 Annual
Meeting

 Nicholas Rockefeller

   Nicholas Rockefeller has served as one of the Company's directors since February 1999. Mr. Rockefeller is an attorney with the law firm of Troop Meisinger Steuber Pasich Reddick & Tobey, LLP, and has been with the firm since June 1997, prior to which he was engaged in the private practice of law for ten years. Mr. Rockefeller also serves as a Managing Principal of the Rockvest Development Group and its affiliate, the Rockefeller International Fund, which supervises investments in publicly traded securities and private enterprises and maintains an active venture capital portfolio. Mr. Rockefeller is also Chairman of Rockefeller Asia, a financial services company. Mr. Rockefeller is a member of the California and Washington, D.C. bars, and holds a J.D. from Yale Law School. Mr. Rockefeller is the trustee of The SHMNM Investment Trust, which is currently a stockholder of the Company and which was established pursuant to a stockholders' agreement between Mr. Nicholas Matzorkis and The Kushner-Locke Company. Mr. Rockefeller was elected a director of the Company as the director designated by the trust pursuant to the stockholders' agreement.

 Harry B. Chandler

   Harry B. Chandler has served as one of the Company's directors since April 1999. Mr. Chandler has served as the Executive Vice President of Goto.com, a Pasadena company since March 1999. From April 1994 until March 1999, Mr. Chandler served as Director of New Business Development at the Los Angeles Times, where he was responsible for investments, acquisitions and operations of much of its Internet activities. From 1991 to 1994, Mr. Chandler served as founder and President of Dream City Films. Mr. Chandler holds a B.A. from Stanford University and attended UCLA Graduate School of Film/TV and Anderson School of Business.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2001 Annual Meeting

 Donald Kushner

   Donald Kushner has served as Co-Chairman and one of the Company's directors since November 1997. Mr. Kushner co-founded The Kushner-Locke Company, a feature film and television production and distribution company, with Peter Locke in 1983 and currently serves as its Co-Chairman, Co-Chief Executive Officer and Secretary. The Kushner-Locke Company currently owns a controlling interest in the Company. Mr. Kushner has served as executive producer on substantially all of Kushner-Locke's programming since its inception.
Mr. Kushner was the producer of Tron, a 1982 Walt Disney theatrical film which was nominated for two Academy Awards. Mr. Kushner holds a B.A. from Syracuse University and a J.D. from Boston University, and is a member of the Massachusetts state bar.

   There is currently one vacancy in this class of directors.

Directors Continuing in Office Until the 2002 Annual Meeting

 Brent N. Cohen

   Brent Cohen has served as our President and Chief Executive Officer since February 2000. Mr. Cohen served on the advisory boards of several Internet start-up companies from October 1998 through January 2000. From July 1987 through October 1998, Mr. Cohen held senior management positions with Packard Bell NEC (formerly Packard Bell Electronics), including Chief Operating Officer, Chief Financial Officer and President- Consumer and International. From January 1980 through December 1982 and from January 1985 through
June 1987 Mr. Cohen held various management positions in both the consulting and auditing practice of Arthur Young & Company (now Ernst & Young). From January 1983 through December 1984 Mr. Cohen completed compulsory service in the South African military. Mr. Cohen holds a Bachelor of Commerce degree, a Graduate Diploma in Accounting and an MBA from the University of Cape Town in South Africa. He is also a charted accountant.

 Peter Locke

   Peter Locke has served as Co-Chairman and one of the Company's directors since November 1997. From September 1998 to February 1999, Mr. Locke served as the Company's President. Mr. Locke co-founded The Kushner-Locke Company, a feature film and television production and distribution company, with Donald Kushner in 1983 and currently serves as its Co-Chairman and Co-Chief Executive Officer. The Kushner-Locke Company currently owns a controlling interest in the Company. Mr. Locke has served as executive producer on substantially all of Kushner-Locke's programming since its inception and has produced over 1,000 hours of film and television programming. Prior to 1983, Mr. Locke produced several prime-time television programs and independent feature films. Mr. Locke holds a B.A. from Syracuse University.

 Alan C. Mendelson

   Alan C. Mendelson has served as one of the Company's directors since February 1999. Mr. Mendelson is a senior partner of Cooley Godward LLP and has been with the firm since 1973, where he currently heads the companies and the life sciences groups and is a member of its Management Committee. He served as Managing Partner of the firm's Palo Alto office from May 1990 to March 1995 and from November 1996 to September 1997. Mr. Mendelson served as Secretary and Acting General Counsel of Amgen, Inc., from April 1990 to April 1991 and as Acting General Counsel of Cadence Design Systems, Inc. from November 1995 to June 1996. Mr. Mendelson serves as the Secretary of a number of public companies and is a member of the board of directors of Axys Pharmaceuticals, Inc., Isis Pharmaceuticals, Inc. and Aviron. Mr. Mendelson holds a J.D., cum laude, from Harvard University Law School and an A.B., Phi Beta Kappa, from the University of California, Berkeley.

Board Committees and Meetings

   During the fiscal year ended December 31, 1999 the Board of Directors held five meetings and acted by unanimous written consent five times. The Board has an Audit Committee and a Compensation Committee.

   The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; outlines to the Board improvements made, or to be made, in internal accounting controls; and consults with the independent auditors and discusses with management the scope and quality of internal accounting and financial reporting controls in effect. The Audit Committee is composed of three non-employee directors: Messrs. Kushner, Chandler, and Mendelson. The Audit Committee was formed by the Board in March 1999 and it met once during the fiscal year ended December 31, 1999, and it did not act by unanimous written consent during the fiscal year ended December 31, 1999.

   The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors: Messrs. Locke and Rockefeller. Prior to his resignation from the Board in September 1999, Mr. Russell I. Pillar was also a member of the Compensation Committee. The Compensation Committee was formed by the Board in March 1999 and it did not meet or act by unanimous written consent during the fiscal year ended December 31, 1999.

   During the fiscal year ended December 31, 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                  PROPOSAL 2

                 APPROVAL OF THE AMENDMENT TO THE AMENDED AND
                      RESTATED 1998 STOCK INCENTIVE PLAN

   In July 1998, the Board adopted, and the stockholders subsequently approved, the Company's 1998 Stock Incentive Plan ("Incentive Plan"). In February 1999, the Board amended and restated the Incentive Plan, and the stockholders subsequently approved such amendment and restatement.

   The Board subsequently amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan from a total of 2,600,650 shares to a total of 5,500,650 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

   As of December 31, 1999, 1,077,598 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards) remained available for future grant under the Incentive Plan. As of April 14, 2000, awards (net of canceled or expired awards) covering an aggregate of 2,729,644 shares of the Company's Common Stock had been granted under the Incentive Plan, which includes awards subject to stockholder approval of this Proposal to increase the number of shares reserved for issuance under the Incentive Plan.

   Stockholders are requested in this Proposal 2 to approve the amendment to the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2.

   The essential features of the Incentive Plan are outlined below:

General

   The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Incentive Plan may be concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, the Company has granted only stock options under the Plan. A complete copy of the Incentive Plan, as amended, is attached hereto as Exhibit A.

Purpose

   The Board adopted the Incentive Plan to provide a means by which employees, directors and other persons who provide valuable services to the Company (collectively, "consultants") and its subsidiaries may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. All of the approximately 209 employees of the Company and its subsidiaries are eligible to participate in the Incentive Plan.

Administration

   The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

   The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

   The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, the committee may consist solely of "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or a subsidiary receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

Eligibility

   Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees (including officers and employee directors) of the Company and its subsidiaries. Employees (including officers and employee directors), directors, and consultants of both the Company and its subsidiaries are eligible to receive all other types of awards under the Incentive Plan.

   No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

   No person may be granted options and stock appreciation rights under the Incentive Plan exercisable for more than 1,813,564 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

Stock Subject to the Incentive Plan

   Subject to this Proposal, an aggregate of 5,500,650 shares of Common Stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards will again become available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan for awards other than incentive stock options.

Terms of Options

   The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

   Exercise Price; Payment. The exercise price of options granted under the Incentive Plan is determined by the Board, but , in the case of incentive stock options, may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m) of the Code. See "Federal Income Tax Information." As of April 14, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $2.9375 per share.

   The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company or (ii) pursuant to a deferred payment arrangement.

   Repricing. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options. To the extent required by Section 162(m) of the Code, a repriced option will be deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the
Section 162(m) Limitation.

   Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of one-fourth on each of the four anniversaries of the date of grant during the participant's employment by, or service as a director or consultant to, the Company or a subsidiary (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

   Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within 12 months after termination of service due to disability, it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 12 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; (iii) such termination is due to the participant's retirement and the option is a nonstatutory option, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; or (iv) the participant is discharged for cause, in which case the option shall terminate immediately upon such discharge.

Terms of Stock Bonuses and Restricted Stock Awards

   Payment. The Board determines the purchase price under a restricted stock award agreement. The Board may award stock bonuses in consideration of past services without a purchase payment.

   The purchase price of stock acquired pursuant to a restricted stock award agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

   Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

   Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred other than by will or the laws of descent or distribution except that shares underlying the awards may be transferred if all applicable restrictions have lapsed.

Stock Appreciation Rights

   The Incentive Plan authorizes two types of stock appreciation rights.

   Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The participant receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

   Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the participant to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the participant is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of stock or a combination thereof.

Restrictions on Transfer

   The participant may not transfer an award otherwise than by will or by the laws of descent and distribution, except that shares underlying the awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the participant, the award may be exercised only by the participant or the participant's personal representative in the event of the participant's disability or incompetence.

Adjustment Provisions

   Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

   The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization ("change in control"), any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation declines to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated in full. An outstanding award will terminate if the participant does not exercise it before a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

   The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on June 1, 2008.

   The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Incentive Plan to satisfy Section 422 of the Code, if applicable or Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the Incentive Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

   Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

   There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

   If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

   Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

   To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

   Nonstatutory Stock Options, Restricted Stock Awards and Stock
Bonuses. Nonstatutory stock options, restricted stock awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

   There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

   Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

   Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

   Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

   Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted

(or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

New Plan Benefits

   The following table presents certain information with respect to options granted under the Incentive Plan as of April 14, 2000, subject to the stockholders' approval of Proposal 2 to amend the Amended and Restated 1998 Stock Incentive Plan to increase the total number of shares reserved for issuance, to (i) (a) the two individuals who served as the Company's Chief Executive Officer during the fiscal year ending December 31, 1999, and (b) its other four most highly compensated executive officers at December 31, 1999 (the "Named Executive Officers"); (ii) all executive officers as a group;
(iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

                Amended and Restated 1998 Stock Incentive Plan

                                                              Number of Shares
                                                    Dollar       Underlying
                Name and Position                  Value(1)   Options Granted
                -----------------                 ----------- ----------------
Peter Locke...................................... $         0            0
 Director and Former President(2)
C. Nicholas Keating, Jr. ........................     165,413       53,359
 Former President and Chief Executive Officer and
  Former Director(3)
Nicholas Matzorkis...............................           0            0
 Founder and Senior Strategist
William G. Langley...............................   1,000,956      175,915
 Vice President and Chief Financial Officer
Robert J. Richards...............................     782,822      175,915
 Former Vice President, Operations(4)
Meg Shea-Chiles..................................     782,822      175,915
 Vice President, Business Development
All Executive Officers as a Group (6
 persons)(5).....................................  16,636,903    2,101,830
All Non-Executive Officer Employees as a Group
 (104 persons) ..................................   2,680,126      398,534
All Non-Employee Directors as a Group (5
 persons)........................................ $         0            0

--------
(1) Exercise price multiplied by the number of shares underlying the option(s).

(2) Peter Locke, a director of the Company, served as the Company's President from September 1998 through February 1999.

(3) C. Nicholas Keating, Jr. served as the Company's President and Chief Executive Officer, and one of its directors from February 1999 through the end of January 2000. The options held by Mr. Keating expire and will no longer be exercisable 90 days after January 31, 2000.

(4) Robert J. Richards resigned from his position as Vice President, Operations of the Company effective March 2000. The options held by Mr. Richards expire and will no longer be exercisable 90 days after March 14, 2000.

(5) Does not include Mr. Keating, since his employment was terminated at the end of January 2000. Does not include Mr. Richards since he resigned from his position as Vice President, Business Development of the Company effective March 2000. Does include 1,600,000 shares subject to an option granted to Brent N. Cohen since he has served as the Company's President and Chief Executive Officer and one of its directors since February 2000. Mr. Cohen's option is subject to the approval of the stockholders of Proposal 2 to amend the Amended and Restated 1998 Stock Incentive Plan to increase the total number of shares reserved for issuance.

                                  PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected PricewaterhouseCoopers, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers, LLP has audited the Company's financial statements since 1995. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of PricewaterhouseCoopers, LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

   The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of the common stock of the Company as of April 14, 2000:

  . each stockholder who is known by us to own beneficially more than 5% of Company's common stock;

  .  each of our Named Executive Officers;

  .  each of our directors; and

  .  all of our directors and executive officers as a group.

   Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Company's common stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 17,937,744 shares of common stock outstanding as of April 14, 2000, together with options for that stockholder that are currently exercisable or exercisable within 60 days of April 14, 2000. In computing the number and percentage of shares beneficially owned by a person, shares of common stock subject to options currently exercisable, or exercisable within 60 days of April 14, 2000 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

                                                        Shares Beneficially
                                                          Owned (Including
                                                          Shares Issuable
                                                        pursuant to Options
                                                         Exercisable within
                                                             60 days of
                                                          April 14, 2000)
                                                        -----------------------
                Name of Beneficial Owner**                Number     Percent
                --------------------------              ------------ ----------
   The Kushner-Locke Company...........................    9,608,080    53.56%
    11601 Wilshire Boulevard, 21st Floor
    Los Angeles, California 90025
   The SHMNM Investment Trust..........................    1,751,064     9.76
    2029 Century Park East, 24th Floor
    Los Angeles, California 90067
   Brent N. Cohen(1)...................................      170,000       *
   William G. Langley(2)...............................       43,978       *
   Nicholas Matzorkis(3)...............................    1,761,064     9.82
   Meg Shea-Chiles(4)..................................       43,978       *
   Peter Locke(5)......................................    9,619,868    53.59
   Donald Kushner(6)...................................    9,619,868    53.59
   Nicholas Rockefeller(7).............................    1,762,852     9.82
   Harry B. Chandler(8)................................       11,788       *
   Alan C. Mendelson(9)................................       14,288       *
   All executive officers and directors as a group (11
    persons)(10).......................................   11,689,540    64.07%

--------
  * Represents beneficial ownership of less than one percent of the common stock.

  ** Does not include information as to C. Nicholas Keating, Jr. and Robert J.
     Richards, who were no longer officers or directors of the Company as of April 14, 2000.

 (1) Represents 10,000 shares held by Mr. Cohen and 160,000 shares subject to options held by Mr. Cohen that are exercisable within 60 days. Mr. Cohen's option is subject to the approval of the stockholders of Proposal 2 to amend the Amended and Restated 1998 Stock Incentive Plan to increase the total number of shares reserved for issuance.

 (2) Represents 43,978 shares subject to options held by Mr. Langley that are exercisable within 60 days.

 (3) Represents 10,000 shares held by Mr. Matzorkis and 1,751,064 shares held by The SHMNM Investment Trust, an irrevocable trust managed by Nicholas Rockefeller, a director of the Company, as trustee for the sole benefit of Susan Hanle, Mr. Matzorkis' spouse. Mr. Matzorkis, an executive officer of the Company, may be deemed to share voting and investment power as to all of the shares held by The SHMNM Investment Trust because his spouse, Susan Hanle, is its sole beneficiary, and therefore may be deemed to be a beneficial owner of such shares. Mr. Matzorkis disclaims beneficial ownership as to all of such 1,751,064 shares held by The SHMNM Investment Trust.

 (4) Represents 43,978 shares subject to options held by Ms. Shea-Chiles that are exercisable within 60 days.

 (5) Represents 9,608,080 shares held by The Kushner-Locke Company ("Kushner-Locke") and 11,788 shares subject to options held by Mr. Locke that are exercisable within 60 days. Mr. Locke served as the Company's President from September 1998 through February 1999, and currently serves as a director of the Company. Mr. Locke may be deemed to share voting and investment power as to all of the shares held by Kushner-Locke because of his position as Co-Chairman, Co-Chief Executive Officer and a director of Kushner-Locke, and therefore may be deemed to be a beneficial owner of such shares. Mr. Locke disclaims beneficial ownership as to all of the 9,608,080 shares held by Kushner-Locke.

 (6) Represents 9,608,080 shares held by Kushner-Locke and 11,788 shares subject to options held by Mr. Kushner that are exercisable within 60 days. Mr. Kushner, a director of the Company, may be deemed to share voting and investment power as to all of the shares held by Kushner-Locke because of his position as Co-Chairman, Co-Chief Executive Officer and a director of Kushner-Locke, and therefore may be deemed to be a beneficial owner of such shares. Mr. Kushner disclaims beneficial ownership as to all of the 9,608,080 shares held by Kushner-Locke.

 (7) Represents 1,751,064 shares held by The SHMNM Investment Trust, of which Mr. Rockefeller is trustee, and 11,788 shares subject to options held by Mr. Rockefeller that are exercisable within 60 days.

 (8) Represents 11,788 shares subject to options held by Mr. Chandler that are exercisable within 60 days.

 (9) Represents 2,500 shares held by City National Bank, as Trustee for the Cooley Godward LLP Profit Sharing Plan, F/B/O Alan C. Mendelson and 11,788 shares subject to options held by Mr. Mendelson that are exercisable within 60 days.

(10) Includes shares described in the notes above, as applicable. Includes shares which the following executive officers and directors of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options: Brent N. Cohen, 160,000 shares; William G. Langley, 43,978; Nicholas Matzorkis, 0 shares; Karol Pollock, 0 shares; Robert Anderson, 0 shares; Meg Shea-Chiles, 43,978; Peter Locke, 11,788 shares; Donald Kushner, 11,788 shares; Nicholas Rockefeller, 11,788 shares; Harry B. Chandler, 11,788 shares; Alan C. Mendelson, 11,788 shares; and all executive officers and directors as a group, 306,896 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that three reports, covering an aggregate of one transaction in July 1999, were filed late by Mr. Locke, Mr. Kushner, and The Kushner-Locke Company.

                            EXECUTIVE COMPENSATION

Compensation of Directors

   Each non-employee director of the Company receives stock option grants under the 1999 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

   Option grants under the Directors' Plan are non-discretionary. Each new non-employee director who is elected or appointed for the first time will automatically be granted an option to purchase 35,364 shares of common stock of the Company ("Initial Grants") On the day prior to each annual meeting of stockholders of the Company, each member of the Company's Board of Directors who is not an employee of the Company is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 9,067 shares of Common Stock of the Company; provided, however, that if the person has not been serving as a non-employee director for the entire period since the preceding annual meeting of stockholders, then the number of shares of common stock subject to the option shall be reduced pro-rata for each full quarter prior to the date of grant during which the person did not serve as a non-employee director ("Annual Grants"). No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the Directors' Plan have a term of ten years and vest as follows: Initial Grants vest as to 1/3rd of the shares on each anniversary of the date of grant; and Annual Grants vest as to 1/12th of the shares each month for 12 months after the date of grant. In the event the services of a holder of an option under the Director's Plan are terminated, the holder may exercise his or her options that have vested as of the termination date only within the period of time ending on the earlier of (1) the date 12 months (18 months if the termination is as a result of the option holder's death) following the termination of the holder's services or (2) the expiration of the term of the option as set forth in the option agreement. All options granted under the Directors' Plan are non-transferrable.

   In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, all outstanding options under the Directors' Plan shall be assumed by the surviving entity or the surviving entity shall substitute similar options for the outstanding options. If the surviving entity determines not to assume the outstanding options or substitute similar options therefor, then with respect to persons whose services with the Company has not terminated prior to such change-in-control transaction, the vesting of the options shall accelerate and the options terminated if not exercised prior to such transaction.

   During the last fiscal year, the Company granted options covering 35,364 shares to each non-employee director of the Company, at an exercise price per share of $4.45 in the case of those granted in February 1999, and at an exercise price per share of $6.95 in the case of one option granted in April 1999. The fair market value of such Common Stock on the date of each grant was equal to the exercise price per share. As of April 14, 2000 no options had been exercised under the Directors' Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

   The following table shows for the fiscal years ended December 31, 1998 and 1999, compensation awarded or paid to, or earned by: (i) the two individuals who served as the Company's Chief Executive Officer during the fiscal year ending December 31, 1999, and (ii) its other four most highly compensated executive officers at December 31, 1999 (the "Named Executive Officers"):

                          Summary Compensation Table

                                                        Long-term
                                                       Compensation
                                  Annual Compensation     Awards
                                 --------------------- ------------
                                                        Securities
   Name and Principal                     Other Annual  Underlying    All Other
        Position         Year(1)  Salary  Compensation   Options     Compensation
   ------------------    ------  -------- ------------ ------------  ------------
Peter Locke(2)..........  1999        --       --         35,364(6)         --
 Director and (Former)
 President                1998        --       --            --        $ 97,000(7)

C. Nicholas Keating,
 Jr.(3).................  1999   $225,962      --        569,459            --
 (Former) President and   1998        --       --            --             --
 Chief Executive Officer
 and (Former) Director

William G. Langley......  1999    127,500      --        175,915            --
 Vice President and
 Chief Financial Officer  1998        --       --            --             --

Robert J. Richards(4)...  1999    116,923      --        175,915            --
 (Former) Vice
 President, Operations    1998        --       --            --             --

Nicholas Matzorkis(5)...  1999    175,481      --            --          27,600(8)
 Founder and Senior
 Strategist               1998    127,460      --            --         340,400(9)

Meg Shea-Chiles.........  1999     98,077      --        175,915            --
 Vice President,
 Business Development     1998        --       --            --             --

--------
(1) The Company's Registration Statement on Form S-1 for its initial public offering was declared effective by the Securities and Exchange Commission in June 1999, and therefore, as permitted by the rules promulgated by the Securities and Exchange Commission, no amounts are shown for the fiscal year ending December 31, 1997.

(2) Mr. Locke, a director of the Company, served as its President from September 1998 through February 1999. Compensation for his services as President was paid as part of the amounts billed to the Company pursuant to the Administrative Services Agreement between the Company and Kushner-Locke dated July 1998. See "Certain Relationships and Related
    Transactions."

(3) Mr. Keating served as the President and Chief Executive Officer and a director of the Company from February 1999 through January 2000. Mr. Keating's employment was terminated effective January 31, 2000. In connection with such termination, Mr. Keating entered into a Separation Agreement with the Company, providing for, among other things, the payment of $250,000.00 as severance over twelve (12) months and the pro-rata share of any bonus due for the period prior to the termination date, if any. In addition, any and all unvested shares subject to Mr. Keating's options vested in full as of February 1, 2000. The options held by Mr. Keating expire and will no longer be exercisable 90 days after January 31, 2000. See "Employment Agreements."

(4) Mr. Richards resigned from his position as Vice President, Operations of the Company effective March 2000. The options held by Mr. Richards expire and will no longer be exercisable 90 days after March 14, 2000.

(5) Mr. Matzorkis, a Founder and Senior Strategist of the Company, served as its President and a director from the Company's inception in November 1994 through September 1998. Mr. Matzorkis entered into a 3-year employment agreement with the Company as of November 1997, and amended and restated as of September 1998, which provides for, among other things, an annual base compensation of $150,000, plus a $25,000 per year increase, until the Company completed its initial public offering, at which time the base compensation was increased to $175,000, with the same $25,000 annual increases. See "Employment Agreements."

(6) This represents 35,364 shares underlying options granted to Mr. Locke as a non-employee director in February 1999 under the Company's 1999 Non-Employee Director Stock Option Plan.

(7) This amount represents the portion attributable to Mr. Locke's services under the administrative services agreement between the Company and Kushner-Locke.

(8) This amount includes (a) $6,000 paid to Mr. Matzorkis as an automobile allowance, and (b) reimbursement to Mr. Matzorkis of $21,600 in interest previously paid by him on a $296,000 note which was assumed by the Company in September 1998.

(9) This amount includes (a) the assumption by the Company of Mr. Matzorkis' obligations under a $296,000 note in connection with the September 1998 negotiation of the three year employment agreement and reimbursement to Mr. Matzorkis of $7,200 in interest payments he previously made under the note, (b) $10,000 paid to Mr. Matzorkis for the rights to music used in the Company's advertisements, and (c) $27,200 for reimbursement of legal expenses and automobile allowance.

Stock Option Grants And Exercises

   The Company grants options to its executive officers under its Amended and Restated 1998 Stock Incentive Plan, as amended. Subject to the stockholders' approval of Proposal 2 to amend the Incentive Plan to increase the total number of shares reserved for issuance, as of April 14, 2000, options to purchase a total of 2,729,644 shares were outstanding under the Incentive Plan and options to purchase 2,254,906 shares remained available for grant thereunder.

   The following tables show for the fiscal year ended December 31, 1999, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       Option Grants in Last Fiscal Year

                                     Individual Grants              Potential Realizable
                         ------------------------------------------   Value at Assumed
                         Number of  % of Total                      Annual Rates of Stock
                         Securities  Options                         Price Appreciation
                         Underlying Granted to Exercise               for Option Term(2)
                          Options   Employees  Price Per Expiration ---------------------
                          Granted   in 1999(1) Share(3)     Date        5%         10%
                         ---------- ---------- --------- ---------- ---------- ----------
Peter Locke(4)..........      --        --         --         --           --         --
C. Nicholas Keating,
 Jr.(5).................  569,459     35.79%     $3.10     1/6/09   $5,191,592 $9,312,402
William G. Langley......  175,915     11.06      $5.69    3/24/09    1,148,146  2,421,130
Robert J. Richards(6)...  175,915     11.06      $4.45    2/25/09    1,366,281  2,639,265
Nicholas Matzorkis......      --        --         --         --           --         --
Meg Shea-Chiles.........  175,915     11.06      $4.45    2/25/09    1,366,281  2,639,265

--------
(1) Based on an aggregate of options to purchase 1,591,025 shares of common stock granted to employees of the Company during the fiscal year ending December 31, 1999, including the Named Executive Officers.

(2) In order to comply with the rules of the Securities and Exchange Commission, the gains or "option spreads" that would exist for the respective options the Company has granted to the named executive officers are included. The Company calculates these gains based upon the closing price of our common stock on December 31, 1999 ($7.50) per share appreciating at 5% and 10% compounded annually from the date of the option grant until the termination date of the option. These gains do not represent the Company's estimate or projection of the future common stock price.

(3) The exercise price of the options was equal to the fair market value of the Company's common stock on the date of grant.

(4) Mr. Locke, a director of the Company, served as its President from September 1998 through February 1999. This does not include 35,364 shares underlying options granted to Mr. Locke as a non-employee director in February 1999 pursuant to the Company's 1999 Non-Employee Director Stock Option Plan. Such shares are subject to vesting as follows: one-third vest on each of the 3 anniversaries of the date of grant.

(5) Mr. Keating served as the Company's President, Chief Executive Officer, and one of its directors from February 1999 through January 2000. At the time of grant, such shares were subject to vesting as follows: one-third upon date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant. The options would also vest immediately in the event Mr. Keating was terminated without cause or in the event of a change in control of the Company in connection with a sale of substantially all of our assets or a merger. Mr. Keating's employment was terminated effective January 31, 2000. In connection with such termination, Mr. Keating entered into a Separation Agreement with the Company providing for, among other things, the payment of $250,000.00 as severance over twelve (12) months and the pro-rata share of any bonus due for the period prior to the termination date, if any. In addition, any and all unvested shares subject to Mr. Keating's options vested in full as of February 1, 2000. The options held by Mr. Keating expire and will no longer be exercisable 90 days after January 31, 2000.

(6) Mr. Richards resigned from his position as Vice President, Operations of the Company effective March 2000. The options held by Mr. Richards expire and will no longer be exercisable 90 days after March 14, 2000.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                Number of Securities      Value of In-the-Money
                                                Underlying Options at            Options at
                           Shares                 December 31, 1999         December 31, 1999(1)
                          Acquired    Value   ------------------------- -------------------------
Name                     on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Peter Locke(2)..........      --        --          --           --           --            --
C. Nicholas Keating,
 Jr.....................      --        --      189,820      379,639     $835,208    $1,670,412
William G. Langley......      --        --          --       175,915          --        318,406
Robert J. Richards......      --        --          --       175,915          --        536,541
Nicholas Matzorkis......      --        --          --           --           --            --
Meg Shea-Chiles.........      --        --          --       175,915          --        536,541

--------
(1) The amount set forth represents the difference between the fair market value of the underlying common stock as of December 31, 1999 ($7.50) and the exercise price of the option, multiplied by the number of shares underlying the option.

(2) Mr. Locke, a director of the Company, served as its President from September 1998 through February 1999. This does not include 35,364 shares underlying options granted to Mr. Locke as a non-employee director in February 1999 pursuant to the Company's 1999 Non-Employee Director Stock Option Plan. These shares are subject to vesting as follows: one-third vest on each of the 3 anniversaries of the date of grant.

            EMPLOYMENT, SEVERANCE, AND CHANGE OF CONTROL AGREEMENTS

   C. Nicholas Keating, Jr. entered into an employment agreement with the Company effective February 1999 for the position of President and Chief Executive Officer. The term of the employment agreement was one year and the Company had the option to extend the agreement for an additional two year term. The employment agreement provided for annual base compensation of $250,000, in addition to stock options to purchase 569,459 shares of common stock at an exercise price equal to $3.10 per share, which options were subject to vesting as follows: one-third upon date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant. The options would also vest immediately in the event
Mr. Keating was terminated without cause or in the event of a change in control of the Company in connection with a sale of substantially all of our assets or a merger. Mr. Keating's employment agreement also provided for an annual performance bonus based on goals and objectives agreed upon by him and the Board, a monthly housing allowance and a severance package in the event he was terminated without cause. This severance package consisted of twelve months base salary if terminated without cause during the first two years, or if during the third year, base salary for the remainder of the third year.

   On January 26, 2000 the Company informed Mr. Keating that it would not be extending the term of this employment agreement and his employment was terminated effective January 31, 2000. In connection with this termination and in conformity to the terms of this employment agreement, Mr. Keating entered into a Separation Agreement with the Company providing for, among other things, the payment of $250,000.00 as severance over twelve (12) months and the pro-rata share of any bonus due for the period prior to the termination date, if any. In addition, any and all unvested shares subject to Mr. Keating's options vested in full as of February 1, 2000. The options held by Mr. Keating expire and will no longer be exercisable 90 days after January 31, 2000.

   William G. Langley entered into an at-will employment agreement with the Company effective March 1999 for the position of Vice President, Chief Financial Officer. Mr. Langley may terminate his employment with the Company at any time and for any reason, and the Company can terminate his employment at any time and for any reasons, with or without cause or notice. The employment agreement provides for annual base compensation of $170,000, in addition to stock options to purchase 175,915 shares of common stock at an exercise price equal to $5.69 per share, which options will vest one-fourth on each of the four anniversaries of the date of grant. Mr. Langley's employment agreement also provides for an annual performance bonus based on goals and objectives agreed upon by him and the CEO, and a severance package in the event he is terminated without cause. The severance package consists of six months base salary if Mr. Langley is terminated without cause during the first twelve months, or if terminated after the first twelve months, twelve months base salary and a pro-rata share of any bonus due.

   Robert J. Richards entered into an at-will employment agreement with the Company effective April 1999 for the position of Vice President, Operations. Mr. Richards could terminate his employment with the Company at any time and for any reason, and the Company could terminate his employment at any time and for any reasons, with or without cause or notice. The employment agreement provided for annual base compensation of $160,000, in addition to stock options to purchase 175,915 shares of common stock at an exercise price equal to $4.45 per share, which options will vest one-fourth on each of the four anniversaries of the date of grant. Mr. Richards' employment agreement also provided for an annual performance bonus based on goals and objectives agreed upon by him and the CEO, and a severance package in the event he is terminated without cause. The severance package consisted of six months base salary if Mr. Richards is terminated without cause during the first twelve months, or if terminated after the first twelve months, twelve months base salary and a pro-rata share of any bonus due. Robert J. Richards resigned from his position as Vice President, Operations of the Company effective March 2000. The options held by Mr. Richards expire and will no longer be exercisable 90 days after March 14, 2000.

   Meg Shea-Chiles entered into an at-will employment agreement with the Company effective May 1999 for the position of Vice President, Business Development. Ms. Shea-Chiles may terminate her employment with the Company at any time and for any reason, and the Company can terminate her employment at any time and for any reason, with or without cause or notice. The employment agreement provides for base compensation of $150,000, in addition to stock options to purchase 175,915 shares of common stock at an exercise price equal to $4.45 per share, which options will vest one-fourth on each of the four anniversaries of the date of grant. Ms. Shea-Chile's employment agreement also provides for an annual performance bonus based on goals and objectives agreed upon by her and the CEO, and a severance package in the event she is terminated without cause. The severance package consists of six months base salary if Ms. Shea-Chiles is terminated without cause during the first twelve months, or if terminated after the first twelve months, twelve months base salary and a pro-rata share of any bonus due.

   Nicholas Matzorkis entered into an employment agreement with the Company in November 1997, as amended and restated effective September 1998. The term of the employment agreement is three years, commencing in September 1998, provided that the Company may terminate his employment at any time for cause. The employment agreement provides for base compensation of $150,000 per year for the first year, with annual increases of $25,000, until the Company completed its initial public offering, at which time the base compensation for the first year was increased to $175,000, with the same annual increases. Mr. Matzorkis' title is "Founder," his duties include the position of Senior Strategist. In addition, the Company agreed to pay the premiums on a $1.0 million life insurance policy on the life of Mr. Matzorkis, for the benefit of Mr. Matzorkis' designated beneficiaries.

   Brent N. Cohen entered into an at-will employment agreement with the Company effective February 2000 for the position of President and Chief Executive Officer, providing for, among other things, annual base compensation of $400,000, and stock options to purchase 1,600,000 shares of Common Stock at $8 3/8 per share, which options vest as follows: 160,000 shares on the date of grant, 160,000 shares six months after the date of grant; 680,000 in equal monthly installments for the next 30 months thereafter; an additional 300,000 shares will vest 3 years after the date of grant or when the closing price of the Company's stock equals or exceeds $15.00 per share for 20 consecutive days, whichever is earlier; and the final 300,000 shares will vest 3 years after the date of grant or when the closing price of the Company's stock equals or exceeds $25.00 per share for 20 consecutive days, whichever is earlier. In addition, Mr. Cohen's agreement provides that in the event of a change in control of the Company, any unvested shares subject to the option will vest immediately. In addition, the agreement provides that in the event of termination without cause during the first 12 months of employment, the Company shall pay 12 months of base salary as severance, a pro-rata share of any bonus due, and an additional 300,000 of unvested option shares shall immediately vest beyond that number of shares that have vested, or would have vested absent termination, as of February 2, 2001. In the event of termination without cause after the first 12 months of employment, the Company shall pay base salary for the remainder of the term of employment or 12 months, whichever is greater; any bonus for the remainder of the term of employment or 12 months, whichever is greater; and any unvested options shares shall vest immediately. In addition, the agreement provides that Mr. Cohen will be appointed Chairman of the Board on the first anniversary or when the closing price of the Company's stock exceeds $25.00 for 20 consecutive trading days, whichever is earlier.

                       REPORT OF THE BOARD OF DIRECTORS
                         ON EXECUTIVE COMPENSATION(1)

   The Compensation Committee of the Board of Directors (the "Committee") is composed of two or more non-employee directors. The Committee is responsible for determining salaries, incentive compensation, and awarding stock options for our employees and officers and establish policies governing our stock programs. The Committee was formed in March 1999 and it did not meet during the fiscal year ended December 31, 1999. The determination of executive compensation, stock options grants and compensation policies for the year ended December 31, 1999 was made by the Company's Board of Directors.

Compensation Policy

   The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and award the highest quality officers and key employees. The key elements of this policy are:

  . The Company pays competitively with leading providers of Internet based products and services with which the Company competes for talent.

  . The Company provides significant equity-based incentives for executives and employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees and to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets.

  . The Company awards executives and key employees who contribute to the Company's progress and long-term success.

Base Salary and Long-Term Incentives for Executives

   The compensation policies of the Board with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

   The Company's former CEO, C. Nicholas Keating, and three of the other executive officers were hired in 1999 and prior to the Company's IPO which was completed in June 1999. Each of these officers entered into employment agreements after arms length negotiations with the Board of Directors. Each executive's annual base compensation, stock option grant, vesting and severance provisions under the employment agreements was established by the Board based on the determination of several factors, including, executive's prior experience, levels of responsibility, competitive pay practices and the necessity to attract qualified executives that could contribute to the Company's progress and long-term success.

   In general, the annual base compensation and stock options awarded to executive officers in 1999 were not determined by the Company's achievement of specific corporate performance criteria but rather a subjective evaluation of the executive's ability to contribute to the Company's success especially as the Company prepared for and completed its initial public offering and planned for the expansion of its operations and infrastructure. In awarding stock options, the Board considered each executive's prior experience, overall ability to contribute to the Company's long-term success, officer retention, and the total number of stock options to be awarded. In general, payment of bonuses is based on performance and attainment of specific corporate goals. In 1999, no bonuses were awarded to executive officers.

   Brent N. Cohen was hired in February 2000 to serve as the Company's new President and Chief Executive Officer. In connection with Mr. Cohen's employment, the Company's Board of Directors negotiated an employment agreement that provides for, among other things, annual base compensation of $400,000 and stock options to purchase 1,600,000 shares of Common Stock at the exercise per share of $8 3/8. The substantial majority of the stock options granted to Mr. Cohen, 1,440,000 shares, are subject to vesting over a period of three years from the date of the grant. Notwithstanding the vesting period, if the Company's common stock price equals or exceeds $15 per share for 20 consecutive days, 300,000 shares under the option will be immediately vested. An additional 300,000 shares under the option will be immediately vested if the Company's common stock price equals or exceeds $25 per share for 20 consecutive days.

   In negotiating Mr. Cohen's employment agreement and establishing the compensation amounts and stock grants, the Board took into account (i) Mr. Cohen's significant and broad-based experience in the computer and consumer technology industry; (ii) the scope of Mr. Cohen's responsibility and the Board's confidence in Mr. Cohen's ability to manage the expansion and growth of the Company's services and product offerings especially those intended for the corporate and professional markets; (iii) the need to attract a seasoned executive that could manage the Company's operational activities as a public company; and (iv) close alignment of Mr. Cohen's compensation package, stock awards and related vesting to creation of stockholder value and increases in the Company's stock price.

   Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its named executive officers shall be designed to qualify as "performance-based compensation."

   From the members of the Board of Directors:

     Harry B. Chandler
     Brent N. Cohen
     Donald Kushner
     Peter Locke
     Alan C. Mendelson
     Nicholas Rockefeller


--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

   As noted above, the Company's compensation committee consists of Mr. Locke and Mr. Rockefeller. In addition, prior to his resignation from the Board in September 1999, Mr. Pillar was a member of the compensation committee. Mr. Locke was President of the Company from September 1998 through February 1999. Mr. Locke is Co-Chairman, Co-Chief Executive Officer and Director of The Kushner-Locke Company, a controlling stockholder of the Company ("Kushner-Locke"). Prior to the formation of the Compensation Committee, all decisions regarding compensation for directors, officers, employees and consultants and administration of stock and incentive plans were made solely by the Board of Directors.

   In September 1998, the Company granted to Kushner-Locke a warrant to purchase up to 453,391 shares of common stock at an aggregate exercise price of approximately $5.00 in consideration for (1) advances of capital to the Company by Kushner-Locke, (2) administrative services provided by Kushner-Locke and (3) provision of guarantees. These warrants were exercised in full in connection with the closing of the Company's initial public offering in June 1999.

   In January 1999, the Company issued a convertible subordinated note to Kushner-Locke. Under the convertible subordinated note, Kushner-Locke agreed to provide US SEARCH advances of up to $5.5 million, bearing interest at a rate of 10% per annum. The entire outstanding principal amount and any accrued interest under the convertible subordinated note were converted into shares of the Company's common stock at a rate of approximately one share of common stock for each $2.21 owed under the convertible subordinated note in connection with the closing of the Company's initial public offering in June 1999. The convertible subordinated note included a 10% origination fee payable to Kushner-Locke based upon the total amount borrowed under the convertible subordinated note.

   In January 1999, in connection with the convertible subordinated note, the Company granted to Kushner-Locke a warrant to purchase up to 906,782 shares of common stock. One-half of the shares granted were at an exercise price of $2.76 per share, and the remaining half of the shares were at an exercise price of $3.31 per share. The warrants were exercised in full in connection with the closing of the Company's initial public offering in June 1999.

   In June 1999, the Company received an additional $200,000 from Kushner-Locke in the form of advances.

   In June 1998, the Company became a guarantor of Kushner-Locke's $60 million Credit, Security, Guaranty and Pledge Agreement (the "credit facility") with The Chase Manhattan Bank ("Chase"). In connection with the credit facility, the Company granted Chase a security interest in all of its assets. Chase also has a security interest in the common stock of the Company held by Kushner-Locke. The credit facility was amended in May 1999 to release the Company from its obligations under this credit facility and to release the common stock of the Company held by Kushner-Locke and the assets of the Company from the security interest. This release became effective in June 1999 when the registration statement relating to the Company's initial public offering was declared effective by the Securities and Exchange Commission.

   Effective July 1998, the Company and Kushner-Locke entered into an Administrative Services Agreement, under which Kushner-Locke provided administrative services to US SEARCH, including human resources, legal services, accounting services and management services, as well as the services of Peter Locke and Donald Kushner. This agreement terminated on June 30, 1999. In connection with this agreement, the Company paid Kushner-Locke a monthly fee of $35,000.

   Effective February 1998, Kushner-Locke retained Alan Mazursky to provide consulting services to Kushner-Locke for a minimum six month term at a rate of $13,100 per month. From May 1998 through July 1998, Kushner-Locke provided Mr. Mazursky's services to the Company as a financial consultant. From August 1998 through May 1999, Mr. Mazursky's services to the Company were provided as part of his duties as an employee of Kushner-Locke under the Administrative Services Agreement.

   On June 30, 1999, The Kushner-Locke Company sold 1,500,000 shares of Common Stock of the Company as a selling stockholder in connection with the Company's initial public offering.

   In September 1998, Mr. Matzorkis and Kushner-Locke entered into a stockholders' agreement in which Mr. Matzorkis agreed to transfer his shares of common stock to an irrevocable trust administered and controlled solely by an independent trustee. In March 1999, the SHMNM Investment Trust was established pursuant to such stockholders' agreement. The beneficiary of The SHMNM Investment Trust is Susan Hanle, Mr. Matzorkis' spouse. The provisions relating to the administration and control of the trust shall terminate on the fifth anniversary date of the completion of the Company's initial public offering. Nicholas Rockefeller, the trustee of The SHMNM Investment Trust, is a member of the Board of Directors of the Company began serving as the director designated by the trust pursuant to such stockholders' agreement. Kushner-Locke agreed to vote all shares held by Kushner-Locke in favor of one director, subject to various conditions, nominated by the trust, and the trust agreed to vote all shares held by the trust in favor of three directors nominated by Kushner-Locke. The provisions with respect to designation and voting for directors, as well as other provisions relating to voting agreement, tag-along rights, and drag-along rights set forth in the stockholders' agreement terminated automatically in June 1999 upon completion of the Company's initial public offering.

   On February 18, 1999, the Company, Mr. Matzorkis and Kushner-Locke entered into a General Release in which, subject to certain conditions, Mr. Matzorkis delivered a general release on behalf of himself and his associated parties in favor of the Company, Kushner-Locke and their associated parties in exchange for a general release from the Company, Kushner-Locke and their associated parties, a payment from the Company to Mr. Matzorkis of $25,000 for reimbursement of certain legal expenses and a grant from Kushner-Locke of an option to purchase 45,000 shares of common stock of Kushner-Locke. On March 9, 1999, the Company, Mr. Matzorkis, The SHMNM Investment Trust, Susan Hanle, and Kushner-Locke entered into an Amendment to the General Release entered into on February 18, 1999 to add The SHMNM Investment Trust and Susan Hanle as parties to the General Release.

   C. Nicholas Keating, Jr. entered into an employment agreement with the Company effective February 1999 for the position of President and Chief Executive Officer. The term of the employment agreement was one year and the Company had the option to extend the agreement for an additional two year term. The employment agreement provided for annual base compensation of $250,000, in addition to stock options to purchase 569,459 shares of common stock at an exercise price equal to $3.10 per share, which options were subject to vesting as follows: one-third upon date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant. The options would also vest immediately in the event
Mr. Keating was terminated without cause or in the event of a change in control of the Company in connection with a sale of substantially all of our assets or a merger. Mr. Keating's employment agreement also provided for an annual performance bonus based on goals and objectives agreed upon by him and the Board, a monthly housing allowance and a severance package in the event he was terminated without cause. This severance package consisted of twelve months base salary if terminated without cause during the first two years, or if during the third year, base salary for the remainder of the third year.

   On January 26, 2000 the Company informed Mr. Keating that it would not be extending the term of this employment agreement and his employment was terminated effective January 31, 2000. In connection with this termination and in conformity to the terms of this employment agreement, Mr. Keating entered into a Separation Agreement with the Company providing for, among other things, the payment of $250,000.00 as severance over twelve (12) months and the pro-rata share of any bonus due for the period prior to the termination date, if any. In addition, any and all unvested shares subject to Mr. Keating's options vested in full as of February 1, 2000. The options held by Mr. Keating expire and will no longer be exercisable 90 days after January 31, 2000.

Performance Measurement Comparison(1)

   The following graph shows the total stockholder return of an investment of $100 in cash on June 25, 1999 for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Chase H&Q Internet 100 Index. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

                COMPARISON OF 6 MONTH CUMULATIVE TOTAL RETURN*
      among US Search.com, Inc., the Nasdaq Stock Market (U.S.) Index and
                       the Chase H&Q Internet 100 Index

                               CUMULATIVE TOTAL RETURN
             AMONG US SEARCH COM. INC., NASDAQ STOCK MARKET (U.S.)
                              CHASE H&Q INTERNET 100

Measurement Period           US SEARCH      NASDAQ STOCK  CHASE H&Q
(Fiscal Year Covered)        COM. INC.      MARKET (U.S.) INTERNET 100
---------------------        ----------     ------------- ------------
Measurement Pt- 6/25/99      $100.00        $100.00       $100.00
FYE    6/99                  $115.32        $105.41       $112.54
FYE    7/99                  $156.76        $103.54       $ 99.27
FYE    8/99                  $114.41        $107.87       $104.50
FYE    9/99                  $141.44        $107.96       $115.68
FYE   10/99                  $110.81        $116.39       $127.91
FYE   11/99                  $110.82        $129.99       $161.21
FYE   12/99                  $108.11        $159.06       $223.94

--------
 * $100 invested on 6/25/99 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                             CERTAIN TRANSACTIONS

   In September 1998, the Company granted to Kushner-Locke a warrant to purchase up to 453,391 shares of common stock at an aggregate exercise price of approximately $5.00 in consideration for (1) advances of capital to the Company by Kushner-Locke, (2) administrative services provided by Kushner-Locke and (3) provision of guarantees. These warrants were exercised in full in connection with the closing of the Company's initial public offering in June 1999.

   In January 1999, the Company issued a convertible subordinated note to Kushner-Locke. Under the convertible subordinated note, Kushner-Locke agreed to provide US SEARCH advances of up to $5.5 million, bearing interest at a rate of 10% per annum. The entire outstanding principal amount and any accrued interest under the convertible subordinated note were converted into shares of the Company's common stock at a rate of approximately one share of common stock for each $2.21 owed under the convertible subordinated note in connection with the closing of the Company's initial public offering in June 1999. The convertible subordinated note included a 10% origination fee payable to Kushner-Locke based upon the total amount borrowed under the convertible subordinated note.

   In January 1999, in connection with the convertible subordinated note, the Company granted to Kushner-Locke a warrant to purchase up to 906,782 shares of common stock. One-half of the shares granted were at an exercise price of $2.76 per share, and the remaining half of the shares were at an exercise price of $3.31 per share. The warrants were exercised in full in connection with the closing of the Company's initial public offering in June 1999.

   In June 1999, the Company received an additional $200,000 from Kushner-Locke in the form of advances.

   In June 1998, the Company became a guarantor of Kushner-Locke's $60 million Credit, Security, Guaranty and Pledge Agreement (the "credit facility") with The Chase Manhattan Bank ("Chase"). In connection with the credit facility, the Company granted Chase a security interest in all of its assets. Chase also has a security interest in the common stock of the Company held by Kushner-Locke. The credit facility was amended in May 1999 to release the Company from its obligations under this credit facility and to release the common stock of the Company held by Kushner-Locke and the assets of the Company from the security interest. This release became effective in June 1999 when the registration statement relating to the Company's initial public offering was declared effective by the Securities and Exchange Commission.

   Effective July 1998, the Company and Kushner-Locke entered into an Administrative Services Agreement, under which Kushner-Locke provided administrative services to US SEARCH, including human resources, legal services, accounting services and management services, as well as the services of Peter Locke and Donald Kushner. This agreement terminated on June 30, 1999. In connection with this agreement, the Company paid Kushner-Locke a monthly fee of $35,000.

   Effective February 1998, Kushner-Locke retained Alan Mazursky to provide consulting services to Kushner-Locke for a minimum six month term at a rate of $13,100 per month. From May 1998 through July 1998, Kushner-Locke provided Mr. Mazursky's services to the Company as a financial consultant. From August 1998 through May 1999, Mr. Mazursky's services to the Company were provided as part of his duties as an employee of Kushner-Locke under the Administrative Services Agreement.

   On June 30, 1999, The Kushner-Locke Company sold 1,500,000 shares of Common Stock of the Company as a selling stockholder in connection with the Company's initial public offering.

   In September 1998, Mr. Matzorkis and Kushner-Locke entered into a stockholders' agreement in which Mr. Matzorkis agreed to transfer his shares of common stock to an irrevocable trust administered and controlled solely by an independent trustee. In March 1999, the SHMNM Investment Trust was established pursuant to such stockholders' agreement. The beneficiary of The SHMNM Investment Trust is Susan Hanle, Mr. Matzorkis' spouse. The provisions relating to the administration and control of the trust shall terminate on the fifth anniversary date of the completion of the Company's initial public offering. Nicholas Rockefeller, the trustee of The SHMNM Investment Trust, is a member of the Board of Directors of the Company began serving as the director designated by the trust pursuant to such stockholders' agreement. Kushner-Locke agreed to vote all shares held by Kushner-Locke in favor of one director, subject to various conditions, nominated by the trust, and the trust agreed to vote all shares held by the trust in favor of three directors nominated by Kushner-Locke. The provisions with respect to designation and voting for directors, as well as other provisions relating to voting agreement, tag-along rights, and drag-along rights set forth in the stockholders' agreement terminated automatically in June 1999 upon completion of the Company's initial public offering.

   On February 18, 1999, the Company, Mr. Matzorkis and Kushner-Locke entered into a General Release in which, subject to certain conditions, Mr. Matzorkis delivered a general release on behalf of himself and his associated parties in favor of the Company, Kushner-Locke and their associated parties in exchange for a general release from the Company, Kushner-Locke and their associated parties, a payment from the Company to Mr. Matzorkis of $25,000 for reimbursement of certain legal expenses and a grant from Kushner-Locke of an option to purchase 45,000 shares of common stock of Kushner-Locke. On March 9, 1999, the Company, Mr. Matzorkis, The SHMNM Investment Trust, Susan Hanle, and Kushner-Locke entered into an Amendment to the General Release entered into on February 18, 1999 to add The SHMNM Investment Trust and Susan Hanle as parties to the General Release.

   Mr. Mendelson, a director of the Company, is a senior partner of Cooley Godward LLP, a law firm which was retained by the Company in 1999 and continues to be retained by the Company. The legal fees paid by the Company to Cooley Godward LLP did not exceed 5% of the law firm's gross revenues for 1999.

   Mr. Rockefeller, a director of the Company, is an attorney with Troop Meisinger Steuber Pasich Reddick & Tobey, LLP, a law firm which was retained by the Company in 1999. The legal fees paid by the Company to Troop Meisinger Steuber Pasich Reddick & Tobey, LLP did not exceed 5% of the law firm's gross revenues for 1999.

   The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Karol Pollock
                                          Karol Pollock
                                          Secretary

April 28, 2000

  A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999 is available without charge upon written request to: Karol Pollock, Secretary, US SEARCH.com Inc., 5401 Beethoven Street, Los Angeles, CA 90066.

                                                                      EXHIBIT A

                             U.S. SEARCH.COM INC.

                             AMENDED AND RESTATED
                           1998 STOCK INCENTIVE PLAN

   Amendment and Restatement: approved by Board on February 26, 1999 approved by Stockholders on April 8, 1999

                              approved by Board on January 31, 2000 and April
   Amendment and Restatement: 18, 2000
                              approved by Stockholders on

                              reincorporation into Delaware effective June 21,
   Also Revised to Reflect:   1999
                              906.782 for 1 stock split (via dividend)
                              effective June 22, 1999

1. DEFINITIONS.

   1.1 Definitions.

   (a) "Award" shall mean an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award or Performance Share Award, in each case granted under this Plan.

   (b) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

   (c) "Award Date" shall mean the date upon which the Committee took the action or committed to take the action granting an Award or such later date as is prescribed by the Committee.

   (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

   (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

   (f) "Board" shall mean the Board of Directors of the Corporation.

   (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

   (h) "Commission" shall mean the Securities and Exchange Commission.

   (i) "Committee" shall mean either the committee appointed by the Board, consisting of two or more members, each of whom is a Non-Employee Director, or the entire Board if each member is a Non-Employee Director (except as otherwise permitted under Rule 16b-3 promulgated under the Exchange Act), provided that, if there are two or more members of the Board who are "outside directors," within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, then the Committee shall consist of only such members.

   (j) "Common Stock" shall mean the Common Stock of the Corporation.

   (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

   (l) "Corporation" shall mean US SEARCH.com Inc., a Delaware corporation, and its successors.

   (m) "Eligible Person" shall mean an employee, director, officer, key employee of the Company or any other person who, in the opinion of the board, is rendering valuable services to the Company, including without limitation an independent contractor, outside consultant or advisor to the Company.

   (n) "Event" shall mean any of the following:

     (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

     (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

     (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

     (4) A Change in Control. A "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than The Kushner-Locke Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
  Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

   (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

   (p) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Report System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASD; (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of granting Options under the Plan.

   (q) "Non-Employee Director" shall mean a Non-Employee Director within the meaning of the applicable regulatory requirements promulgated under Section 16 of the Exchange Act as in effect from time to time.

   (r) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

   (s) "Listing Date" shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

   (t) "Nonqualified Stock Option" shall mean an option which is not designated as an Incentive Stock Option.

   (u) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

   (v) "Participant" shall mean an Eligible Person, who has been awarded an Award.

   (w) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Committee.

   (x) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

   (y) "Plan" shall mean the US SEARCH.com Inc. Company 1998 Stock Incentive Plan as in effect from time to time.

   (z) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

   (aa) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

   (bb) "Retirement" shall mean retirement as defined in termination of employment with the Company pursuant to the Company's retirement policy, as in effect from time to time.

   (cc) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

   (dd) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3(a).

   (ee) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

   (ff) "Tax-Offset Bonus" shall mean a bonus payable pursuant to a disqualifying disposition of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, determined as provided in Section 3.6.

   (gg) "Ten-Percent Shareholder" shall mean an individual who, at the time an Incentive Stock Options is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or of its parent or subsidiary corporation, within the meaning of
Section 422 of the Code.

   (hh) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

2. THE PLAN.

   2.1 Purpose. The purpose of this Plan is to promote the success of the Company by providing an additional means to attract and retain key personnel through added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

   2.2 Administration.

   (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The

Committee may delegate administrative functions to individuals who are officers or employees of the Company (other than functions which are required to be performed by the Committee pursuant to regulations promulgated under
Section 16 of the Exchange Act or Section 162(m) of the Code and the regulations promulgated thereunder).

   (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

   (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

   (d) Subject to the requirements of Section 1.1(i), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

   2.3 Participation. Awards may be granted only to Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

   2.4 Stock Subject to the Plan. The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 5,500,650 shares, subject to adjustment as set forth in Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased shares subject thereto shall again be available for purposes of this Plan; provided, however, that the counting of shares subject to Awards granted under this Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option and any Stock Appreciation Right granted to any Eligible Person who is a "covered employee," as defined in Section 162(m) of the Code and the regulations promulgated thereunder, that is canceled, the number of shares subject to such Option and Stock Appreciation Right shall continue to count against the maximum number of shares which may be the subject of Options and Stock Appreciation Rights granted to such Eligible Person. For purposes of the preceding sentence, if, after the grant, the exercise price of an Option and/or the base amount of any Stock Appreciation Rights is reduced, such reduction shall be treated as a cancellation of such Option and Stock Appreciation Right, and the grant of a new Option and Stock Appreciation Right, as applicable, and both such deemed cancellation and grant shall reduce the maximum number of shares for which Options and Stock Appreciation Rights may be granted to the holder of such Option and Stock Appreciation Right, to the extent required by Section 162(m) of the Code and the regulations promulgated thereunder.

   2.5 Grant of Awards. Subject to the express provisions of the Plan, and subject to disapproval by the Board, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award; provided, however, that no Eligible Person may be granted Options and

Stock Appreciation Rights relating in the aggregate to more than 1,813,564 shares of Common Stock (subject to adjustment as provided in Section 7.2) in any one year period; and provided, further, that any shares of Common Stock relating to Stock Appreciation Rights granted concurrently with one or more Options in accordance with Section 4.1 shall only be counted once for purposes of such limit. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. The grant of an Award is made on the Award Date.

   2.6 Exercise of Awards. An option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 3.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

3. OPTIONS.

   3.1 Grants. One or more Options may be granted to any Eligible Person. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

   3.2 Option Price.

   (a) The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Ten Percent Shareholder) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee but at a rate of interest at least equal to the imputed interest specified under Section 483 or Section 1274, whichever is applicable, of the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) by shares of Common Stock of the Corporation already owned by the Participant. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

   (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under
Section 7.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

   3.3 Option Period. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date of an Incentive Stock Option (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) or 10 years and one day after the Award Date of a Nonqualified Stock Option, and shall be subject to earlier termination as hereinafter provided.

   3.4 Exercise of Options. Except as otherwise provided in Section 7.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the option.

   3.5 Limitations On Grant of Incentive Stock Options.

   (a) The aggregate Fair Market Value (determined as of the Award Date) of the Common Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan (other than as a result of acceleration pursuant to Section 7.4 or 7.2), together with that of common stock subject to incentive stock options first exercisable by such Participant under any other plan of the Corporation, its "parent corporation" or any "subsidiary corporation," as those terms are defined in
Section 424 of the Code, shall not exceed $100,000. To the extent such limitation is exercised as a result of acceleration (or any other reason), Options shall be treated as Nonqualified Stock Options.

   (b) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

   (c) No Incentive Stock Option may be granted to any Ten Percent Shareholder unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

   (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company or any subsidiary corporation as such term is defined in Section 424 of the Code.

   3.6 Additional Rights. In its discretion the Committee may, in the Award Agreement, provide for a Tax-Offset Bonus to any Participant who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option. The Tax-Offset bonus shall be in the form of a cash payment equal to a percentage of the difference between the exercise price and the lesser of (i) the Fair Market Value on the date of exercise of the Common Stock with respect to which the disqualifying disposition occurs or (ii) the amount realized from such disqualifying disposition. Such percentage shall be set out in the Award Agreement and shall be designed to offset the impact of additional taxes which result from the disqualifying disposition. Notwithstanding the preceding sentence, the Committee may reserve the right to from time to time change the percentage applicable with respect to the Award Agreement. Notwithstanding the foregoing, no Award Agreements entered into after the Listing Date may provide for a Tax-Offset Bonus to any Participant.

4. STOCK APPRECIATION RIGHTS.

   4.1 Grants. In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 4.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

   4.2 Exercise of Stock Appreciation Rights.

   (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

   (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall be reduced by such number of shares.

   (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right. The number of shares subject to unexercised SARs may also be reduced proportionately.

   (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the Terms of the Award Agreement.

   (e) In order to achieve the Plan's objective of encouraging ownership of the Common Stock, the Committee may require the Stock Appreciation Rights can only be exercised if the Participant uses all or a portion of any cash received upon exercise of the Stock Appreciation Right to concurrently exercise all or a portion of the Option he or she holds.

   4.3 Payment.

   (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related option, the Participant shall be entitled to receive payment of an amount determined by multiplying

     (i) The difference obtained by subtracting the exercise price per share of Common Stock under the related option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

     (ii) The number of shares with respect to which the Stock Appreciation Right shall have been exercised.

   (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

   (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment in cash of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right.

5. RESTRICTED STOCK AWARDS.

   5.1 Grants. Subject to Section 2.4, the Committee may, in its discretion grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall bear a legend making appropriate reference to the restrictions imposed and shall be held by the Corporation until the restrictions on such shares shall have lapsed and those shares shall have thereby vested.

   5.2 Restrictions.

   (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

   (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

   (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

6. PERFORMANCE SHARE AWARDS.

   6.1 Grants. The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based.

7. OTHER PROVISIONS.

   7.1 Rights of Eligible Persons, Participants and Beneficiaries.

   (a) Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

   (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Person or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Person or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Person or Participant.

   (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participants Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

   (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

   7.2 Adjustments Upon Changes in Capitalization.

   (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

   (b) Upon the dissolution or liquidation of the Corporation, the Plan shall terminate, and any outstanding Awards shall terminate and be forfeited.

   (c) Upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation which occurs prior to the Listing Date, the Plan shall terminate, and any outstanding Awards shall terminate and be forfeited. Notwithstanding the foregoing, the Board may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

   (d) After the Listing Date, in the event of a (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Awards outstanding under the Plan or shall substitute similar awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 7.2(d) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, then with respect to Awards held by Participants whose employment by the Company has not terminated, the vesting of such Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full, and the Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Awards outstanding under the Plan, such Awards shall terminate if not exercised (if applicable) prior to such event.

   (e) In adjusting Awards to reflect the changes described in this Section 7.2, or in determining that no such adjustment is necessary, the Board may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Board shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

   7.3 Termination of Employment.

   (a) If the Participant's employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on that date, and any option not exercisable on that date shall terminate.

Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of employment.

   (b) If the Participant's employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, 12 months from the date of termination of employment (or 3 months from the date of termination of employment as a result of Retirement with respect to an Incentive Stock Option) to exercise any Option to the extent it shall have become exercisable by that date, and any Option not exercisable on that date shall terminate.

   (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company or during the 12 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 3.3, during the 12 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby including all shares as to which the option would not otherwise be exercisable.

   (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 4.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 3.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

   (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

   (f) In the event of termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or extend the time of exercise of the rights granted hereunder (subject to Section 3.3 hereto), upon such terms as the Committee shall determine.

   (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each employee of that entity.

   (h) Upon forfeiture of a Restricted Stock Award pursuant to this Section 7.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Restricted Stock Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Corporation on the date of termination of employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Corporation and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with such transfer.

   7.4 Acceleration of Awards. Unless prior to an Event (including by agreement set forth in the Award Agreement) the Committee determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant. Notwithstanding the foregoing, Awards granted after the Listing Date shall not accelerate upon the occurrence of an Event except as provided in Section 7.2(d).

   7.5 Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

   7.6 Tax Withholding.

   (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, the payment of a Performance Share Award or payment of a Tax-Offset Bonus, the Company shall have the right to (i) require such Participant or such other person to pay by cash, or certified or cashiers check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

   (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

   7.7 Amendment, Termination and Suspension.

   (a) The Board shall have the authority at any time to terminate or, from time to time, amend or modify or suspend this Plan (or any part hereof) without obtaining shareholder approval to the fullest extent permitted by Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act, except to the extent the Board determines that such shareholder approval is required or is made advisable by other applicable law or regulation (including, without limitation, Section 162(m) of the Code and the regulations promulgated thereunder), in which case such amendment shall be effective once approved by the Board and a majority of the shareholders. In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 7.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price established on the effective date of the amendment. No modification of any other term or provision of any option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such option as are not inconsistent with or prohibited by the Plan. No Awards may be granted during any suspension of this Plan or after its termination.

   (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

   7.8 Privileges of Stock Ownership; Nondistributive Intent. A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of
Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

   7.9 Effective Date of the Plan. This Plan has been approved by unanimous consent of the entire Board of the Kushner-Locke Company, the Corporation's eighty percent (80%) shareholder, and approved by the Board of the Corporation and by the Shareholders, and is effective July 23, 1998.

   7.10 Term of the Plan. Unless previously terminated by the Board, this plan shall terminate at the close of business on June 1, 2008, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

   7.11 Governing Law. This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                             US SEARCH.COM INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, May 31, 2000
                                  10:00 a.m.

                             Marriot Marina Beach
                              4100 Admiralty Way
                           Marina Del Rey, CA 90292


This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 31, 2000.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1 and 2 and 3.

By signing this proxy, you revoke all prior proxies and appoint Brent N. Cohen and William G. Langley, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                      See reverse for voting instructions.

                                                                COMPANY#________
                                                                CONTROL#________

There are two ways to vote your Proxy

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - http://www.eproxy.com/srch/

 . Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 26, 2000.

 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy care and return it in the postage-paid envelope we've provided or return it to US SEARCH.com Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.



          If you vote by Internet, please do not mail your Proxy Card

                              Please detach here

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 AND 3.



1. To elect two directors to hold office until         01  Nicholas Rockefeller      [__] Vote FOR           [__] Vote WITHHELD
   the 2003 Annual Meeting of Stockholders             02. Harry B. Chandler.             all nominees            from all nominees
                                                                                          (except as marked)
(Instructions:  To withhold authority to vote for any indicated nominee,
write the number(s) of the nominee(s) in the box provided t the right.)                    [__________________________]

2. To approve an amendment to the Company's 1998 Amended and                          [__] FOR      [__] AGAINST     [__] ABSTAIN
   Restated Stock Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,900,000 shares, from 2,600,650 shares to 5,500,650 shares.

3. To ratify selection of PricewaterhouseCoopers LLP as independent
   auditors of the Company for December 31, 2000.                                     [__] FOR      [__] AGAINST     [__] ABSTAIN

THIS PROXY WHEN PROPERLY RECEIVED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---

Address Change? Mark Box [___]
Indicate changes below:                   DATE
                                               ---------------------------

                                          [_________________________________]

                                          SIGNATURE(S) in Box

                                          Please sign exactly as your name(s)
                                          appear on Proxy. If held in joint
                                          tenancy, all persons must sign.
                                          Trustees, administrators, etc. should
                                          include title and authority.
                                          Corporations should provide full name
                                          of corporation and title of authorized
                                          officer signing the proxy.